UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014

SunEdison, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)

13736 Riverport Drive Maryland Heights, Missouri (Address of principal executive offices)	63043 (Zip Code)

(314) 770-7000 (Registrant's telephone number, including area code)
Not Applicable. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its 2014 Annual Meeting of Stockholders on May 29, 2014. Set forth below is a brief description of each matter voted upon at the Company's 2014 Annual Meeting of Stockholders, and the voting results with respect to each matter.

1.	A proposal to elect three directors to serve for a term expiring in 2015:

Class I Director	For	Against	Abstentions	Broker Non-Votes
Peter Blackmore	145,892,583	56,552,814	753,830	34,621,918
Ahmad R. Chatila	198,544,122	3,878,443	776,662	34,621,918
Marshall Turner	198,400,347	4,046,410	752,470	34,621,918

2.    A non-binding advisory vote on the compensation of the Company's named executive officers:

For	Against	Abstentions	Broker Non-Votes
196,309,256	5,289,151	1,600,820	34,621,918

3.	A proposal to ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014:

For	Against	Abstentions
233,532,978	3,155,508	1,132,659

4.	Approval of a stock option exchange for employees of SunEdison who have become employees of SunEdison Semiconductor Limited in connection with the separation of the Company’s semiconductor business:

For	Against	Abstentions	Broker Non-Votes
200,555,917	1,931,178	712,132	34,621,918

5.	Approval of an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of common stock:

For	Against	Abstentions
226,979,999	7,197,457	3,643,689

6.	Approval of the issuance of our common stock upon conversion of the Company’s 2018 convertible notes and the Company’s 2021 convertible notes and upon the exercise of related warrants:

For	Against	Abstentions	Broker Non-Votes
200,657,104	1,514,715	1,027,408	34,621,918

7.	Approval of an amendment to the Company's Restated Certificate of Incorporation to allow stockholders to call special meetings:

For	Against	Abstentions	Broker Non-Votes
200,696,173	1,515,586	987,468	34,621,918

Pursuant to the foregoing votes, (i) Messrs. Blackmore, Chatila, and Turner were elected to serve as directors for a one-year term ending in 2015, (ii) the compensation of the Company's named executive officers was approved on a non-binding basis, (iii) the selection of KPMG LLP as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2014 was ratified, (iv) the stock option exchange for employees of SunEdison who have become employees of SunEdison Semiconductor Limited was approved, (v) the amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of common stock was approved, (vi) the issuance of common stock upon conversion of the Company’s 2018 convertible notes and the Company’s 2021 convertible notes and the exercise of related warrants was approved, and (vii) the amendment to the Company's Restated Certificate of Incorporation to allow stockholders to call special meetings was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNEDISON, INC.
Date:	May 30, 2014	By:	/s/ Martin H. Truong
Name: Martin H. Truong Title: Senior Vice President, General Counsel and Corporate Secretary